UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2005

                               G&K Services, Inc.
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-4063                 41-0449530
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)


        5995 Opus Parkway, Minnetonka, Minnesota                55343
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (952) 912-5500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On August 16, 2005, G&K Services, Inc. issued a press release announcing its financial results for the fiscal quarter ended July 2, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The press release contains certain non-GAAP financial measures, including the organic industrial rental growth rate, organic direct sale growth rate and free cash flow. The organic growth rates are calculated using industrial rental and direct sale revenues, respectively, adjusted for foreign currency exchange rate differences, revenues from newly acquired locations and the extra week recorded in the prior-year quarter. Management believes that by eliminating the impact of the U.S.-Canadian exchange rate, the effects of the Company's recent business acquisitions and the extra week recorded in the prior-year quarter, the organic growth rates better reflect the growth of our existing industrial rental and direct sale business and are therefore useful in analyzing the financial condition of the Company and the results of its operations. Free cash flow is cash provided by operating activities less capital expenditures. Management believes that this is an important financial measure because it indicates the Company's ability to expand, acquire additional business, pursue debt reduction and pay dividends.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

                           99.1     Press Release dated August 16, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        G&K SERVICES, INC.
                                        (Registrant)



Date: August 16, 2005              By:  /s/ Jeffrey L. Wright
                                      -----------------------------
                                  Name:     Jeffrey L. Wright
                                 Title:     Senior Vice President
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated August 16, 2005

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